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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF NOVEMBER 1, 2003, PROVIDING FOR THE ISSUANCE
               OF CITIGROUP MORTGAGE LOAN TRUST, SERIES 2003-UST1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                  333-107958                  01-0791848
          --------                  ----------                  ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation             File Number)           Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                  10013
------------------                                                  -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------

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

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On November 26, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-UST1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), UST Mortgage Company as master servicer ("UST"), U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class IO-1 Certificates," the "Class IO-2 Certificates," the "Class IO-3 Certificates," the "Class PO-1 Certificates,"the "Class PO-2 Certificates," the "Class PO-3 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate and balloon mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $353,781,205.64 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 25, 2003, among UST, the Depositor and Co-Op Holdings, Inc.. The "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class IO-1 Certificates," the "Class IO-2 Certificates," the "Class IO-3 Certificates," the "Class PO-1 Certificates,"the "Class PO-2 Certificates" and the "Class PO-3 Certificates,"(together, the "Underwritten Certificates") were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated November 25, 2003, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 25, 2003, and the Prospectus, dated November 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

                                       Initial Certificate Principal
              Class                      Balance or Notional Amount             Pass-Through Rate
              -----                      --------------------------             -----------------
               A-1                            $ 129,135,000.00                   5.50% per annum
               A-3                            $ 25,119,000.00                    5.50% per annum
               A-3                            $ 177,188,000.00                   5.00% per annum
              IO-1                            $ 140,654,226.00                      Variable
              IO-2                            $ 26,856,100.00                       Variable
              IO-3                            $ 186,283,707.00                      Variable
              PO-1                             $ 8,705,218.00                    Principal Only
              PO-2                             $ 1,199,152.00                    Principal Only
              PO-3                             $ 5,369,934.00                    Principal Only
               B-1                             $ 2,653,400.00                       Variable
               B-2                             $ 1,415,100.00                       Variable
               B-3                             $ 1,238,000.00                       Variable
               B-4                              $ 707,500.00                        Variable
               B-5                              $ 353,600.00                        Variable
               B-6                              $ 710,128.37                        Variable
                R                                   100%                               --

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                                Description
         -----------                                -----------

         4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, among Citigroup Mortgage Loan Trust Inc. as depositor, UST Mortgage Company as master servicer, U.S. Bank National Association as trustee and Citibank, N.A, as trust administrator relating to the Series 2003-UST1 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2003

                                                  CITIGROUP MORTGAGE LOAN
                                                  TRUST INC.


                                                  By:     /s/ Susan Mills
                                                          ----------------------
                                                  Name:   Susan Mills
                                                  Title:  Vice-President

                                Index to Exhibits
                                -----------------




    Exhibit No.                              Description
    -----------                              -----------
        4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, among Citigroup Mortgage Loan Trust Inc. as depositor, UST Mortgage Company as master servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator relating to the Series 2003-UST1 Certificates.

                                   Exhibit 4.1